Provisions	12 Months Ended
Dec. 31, 2018
Provisions [abstract]
Provisions

17. PROVISIONS

	Closure and Decommissioning	Litigation	Total
December 31, 2016	$55,611	$4,332	$59,943
Revisions in estimates and obligations incurred	12,561	—	12,561
Charged (credited) to earnings:
-new provisions	—	767	767
-change in estimate	—	(228)	(228)
-exchange gains on provisions	—	93	93
Charged in the year	—	(867)	(867)
Reclamation expenditures	(8,749)	—	(8,749)
Accretion expense (Note 23)	5,973	—	5,973
December 31, 2017	$65,396	$4,097	$69,493
Revisions in estimates and obligations incurred	6,516	—	6,516
Charged (credited) to earnings:
-new provisions	—	1,308	1,308
-change in estimate	—	(173)	(173)
-exchange gains on provisions	—	(253)	(253)
Charged in the year	—	(411)	(411)
Reclamation expenditures	(7,849)	—	(7,849)
Accretion expense (Note 23)	6,524	—	6,524
December 31, 2018	$70,587	$4,568	$75,155

Maturity analysis of total provisions:	December 31, 2018	December 31, 2017
Current	$5,072	$8,245
Non-Current	70,083	61,248
	$75,155	$69,493

Closure and Decommissioning Cost Provision
The total inflated and undiscounted amount of estimated cash flows required to settle the Company’s estimated future closure and decommissioning costs is $159.1 million (December 31, 2017 - $142.2 million) which has been inflated using inflation rates of between 2% and 17% (2017 – between 2% and 25%). The total provision for closure and decommissioning cost is calculated using discount rates of between 2% and 22% (2017 - between 2% and 24%). Revisions made to the reclamation obligations in 2018 were primarily a result of increased site disturbance at the mines as well as revisions to the estimate based on periodic reviews of closure plans, actual expenditures incurred and concurrent closure activities completed. These obligations will be funded from operating cash flows, reclamation deposits and cash on hand.
The accretion expense charged to 2018 earnings as finance expense was $6.5 million (2017 - $6.0 million). Reclamation expenditures paid during the current year were $7.8 million (2017 - $8.7 million).
Litigation Provision
The litigation provision, as at December 31, 2018 and 2017, consists primarily of amounts accrued for labour claims at several of the Company’s mine operations. The balance of $4.6 million at December 31, 2018 (2017 - $4.1 million) represents the Company’s best estimate for all known and anticipated future obligations related to the above claims. The amount and timing of any expected payments are uncertain as their determination is outside the control of the Company.